Exhibit 5

Form 52-109FT2 – Certification of Interim Filings during Transition Period

I, Tom Findley, Chief Financial Officer of Peru Copper Inc., certify that:

1.	I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of Peru Copper Inc. (the issuer) for the interim period ending March 31, 2005:

2.	Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.	Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date: May 6, 2005

(signed)	“Tom Findley”
Name:	Tom Findley
Title:	Chief Financial Officer

Form 52-109FT2 – Certification of Interim Filings during Transition Period

I, Charles Preble, President and Chief Executive Officer of Peru Copper Inc., certify that:

1.	I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of Peru Copper Inc. (the issuer) for the interim period ending March 31, 2005:

2.	Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.	Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date: May 6, 2005

(signed)	“Charles Preble”
Name:	Charles Preble
Title:	President and Chief Executive Officer